Exhibit 10.1




                       SECURITY AGREEMENT AND STOCK PLEDGE

                  THIS SECURITY AGREEMENT AND STOCK PLEDGE ("Stock Pledge") is entered into as of July 3, 1995, by and between HomeFed Corporation, a Delaware corporation ("Borrower"), and Leucadia Financial Corporation, a Utah corporation ("Lender").

                  A. On October 22, 1992, Borrower filed in the United States Court for the Southern District of California (the "Bankruptcy Court"), a voluntary petition for relief under Chapter 11 of Title 11 of the United States Bankruptcy Code, which was later consolidated with an involuntary bankruptcy case initiated by certain holders of debentures on June 25, 1992, and is now assigned Case No. 92-07591-A11 (the "Bankruptcy Case").

                  B. Borrower filed a Fourth Amended Plan of Reorganization (the "Plan") in the Bankruptcy Case, which was approved by its creditors and confirmed by the Bankruptcy Court by Order of Confirmation dated December 19, 1994 (which Confirmation Order was modified as of June 14, 1995), and this Stock Pledge is made in order to facilitate implementation of the Plan.

                  C. Upon effectiveness of the Plan, Lender will be the largest shareholder of Borrower. Lender worked with Borrower to create the Plan. It is in the best interest of Lender and Borrower to enter into this Stock Pledge, and to perform their other respective obligations under and otherwise act in compliance with the Plan.

                  D. Upon the "Effective Date" of the Plan, Lender shall loan to Borrower the sum of Twenty Million and 00/100 Dollars ($20,000,000) (the "Loan") pursuant to the terms of a Loan Agreement between Lender and Borrower ("Loan Agreement"), which the parties shall execute on the date first written above. The Loan shall be evidenced by a Promissory Note ("Note") to be held by Lender.

                  E. This Stock Pledge is made pursuant to the Plan and the Loan Agreement in order to provide security for timely repayment of the Loan evidenced by the Note, and the performance by Borrower of its obligations under the Loan Agreement.

                  F. Under the terms of the Loan Agreement, Lender shall have the right to convert all or a portion of the Principal (as defined in the Loan Agreement) into Common Stock (as defined in the Loan Agreement). Any such conversion shall have no effect upon the enforceability of this Stock Pledge as it relates to the Obligations (defined below).

                  G. This Stock Pledge, together with the Plan, the Loan Agreement, the Note, the Payment Guaranties executed by each of the Subsidiaries (defined below), the Security Agreements securing the Payment Guaranties, the Deeds of Trust securing the performance of Borrower and the Subsidiaries, all related financing statements, and all documents referred to herein or in any of such other documents, are collectively referred to herein as the "Plan Documents."

                  NOW, THEREFORE, in consideration of the above recitals and the mutual agreements and promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, Borrower and Lender agree as follows:

Section 1.

                           Grant of Security Interest
                           --------------------------

                  Upon the terms of this Stock Pledge, for value received, Borrower, whose name and mailing address are set forth above its signature at the foot of this Stock Pledge, grants to Lender a security interest in the Collateral (defined below), in order to secure the prompt payment and performance in full of the Obligations (defined below) owed to Lender.

                                   Section 2.

                            Definition of Collateral
                            ------------------------

                  The term "Collateral" as used in this Stock Pledge shall mean the property of Borrower described in both subparagraphs (a) and (b) below. Collateral shall consist of "Stock Collateral" and "Non-Stock Collateral", including any respective insurance payable by reason of loss or damage thereto, described as follows:

                  (a) Stock Collateral shall consist of all of Borrower's right, title and interest in and to (i) 400 shares of the outstanding common stock of HomeFed Communities, Inc., a California corporation ("HomeFed Communities"), which shares constitute all of the outstanding shares of HomeFed Communities and are represented by a certificate of HomeFed Communities, and any and all securities now or hereafter issued in substitution, exchange or replacement therefor, or with respect thereto, and any and all warrants, options or other rights to subscribe to or acquire any additional stock or securities of HomeFed Communities; (ii) 20 shares of the outstanding common stock of HomeFed Resources Corporation, a California corporation ("HomeFed Resources"), which shares constitute all of the outstanding shares of HomeFed Resources and are represented by a certificate of HomeFed Resources, and any and all securities now or hereafter issued in substitution, exchange or replacement therefor, or with respect thereto, and any and all warrants, options or other rights to subscribe to or acquire any additional stock or securities of HomeFed Resources;
(iii) any and all other securities, and any and all warrants, options, or other rights to subscribe to or acquire securities; and (iv) the cash and noncash proceeds of the foregoing, including dividends. Collectively, HomeFed Communities and HomeFed Resources, together with Northfork Communities, a California general partnership ("Northfork") and Paradise Valley Communities No. 1, a California general partnership ("Paradise Valley"), are referred to herein as the "Subsidiaries."

                  (b) Non-Stock Collateral shall consist of all of Borrower's right, title and interest in and to any and all property of Borrower, including partnership interests, other than that described in subparagraph (a), acquired at any time, now existing or hereafter arising, and of any and all kinds whatsoever, real or personal, tangible or intangible, or otherwise, and including without limitation (i) accounts, deposit accounts, general intangibles, chattel paper, instruments (whether negotiable or non--negotiable), contract rights, and all rights of Borrower of every kind to the payment of money, (ii) all cash and cash equivalents, bank accounts (whether special or general), and collateral accounts, (iii) all equipment, furniture, fixtures, machinery, tools, tooling, goods, inventory, raw materials, work in process, finished goods and materials, and all accessories, parts, repossessions and returns thereto or therefor, (iv) the cash and noncash proceeds, products, increase, profits, additions, substitutions, replacements and accessions to, for, of, and from all of the foregoing, including all cash and noncash proceeds arising from the transfer of real property, and (v) all books and records of Borrower with respect to all of the foregoing.

                                   Section 3.

                            Definition of Obligations
                            -------------------------

                  The term "Obligations" as used in this Stock Pledge shall mean all present and/or future obligations of Borrower under the Loan Agreement and under the Note and of Borrower and the Subsidiaries under the other Plan Documents, and all other obligations of every kind or nature of Borrower or any of its Subsidiaries from time to time owed to Lender, whether due or to become due, matured or unmatured, liquidated or unliquidated, contingent or noncontingent, including obligations of performance as well as obligations of payment and including, without limitation, any and all expenses (including, without limitation, counsel fees and expenses) incurred by Lender in enforcing its rights under the Plan Documents, as well as interest that accrues after the commencement of the bankruptcy or insolvency proceeding by or against Borrower.

                                   Section 4.

                   Warranties and Representations of Borrower
                   ------------------------------------------

                  Borrower warrants and represents and covenants that all of the following are true:

                  (a) Ownership of Collateral. Borrower owns all right, title and interest in and to, and has unrestricted power to encumber, all Collateral. The Bankruptcy Court has confirmed Borrower's authority to execute and deliver this Stock Pledge. No dispute, right of setoff, counterclaim, or defense exists with respect to any Collateral and no person other than Borrower and Lender has or claims any title, lien, encumbrance or other interest in any Collateral, except for (i) taxes not yet delinquent and (ii) any title, lien, encumbrance or interest disclosed in writing to Lender and to which Lender has consented in writing. No financing statement or deed of trust has been filed, and no other security agreement has been made, covering the Collateral or any part thereof, except as listed on Exhibit "A" attached hereto and incorporated herein by this reference. The delivery of any of the Collateral at any time by Borrower to Lender shall constitute a warranty and representation to the foregoing effect with respect to such Collateral.

                  (b) No Other Interests. There is no outstanding right, subscription, call, option or any agreement to acquire or otherwise receive from Borrower any portion of the Collateral except as provided in the Plan Documents.

                  (c) Perfection of Interest. This Stock Pledge and the filing of UCC-l Financing Statements with respect to the Collateral will create a valid, enforceable and, to the full extent permissible under the Utah Uniform Commercial Code (the "Commercial Code"), perfected security interest in the Collateral, securing the payment and performance of the Obligations.

                  (d) Authorization. Borrower has obtained any and all necessary consents, approvals and waivers as may be required by the Plan, the Plan Documents or otherwise for the pledge of or creation of a security interest in the Collateral pursuant hereto or for the execution, delivery or performance hereof by Borrower, or for the exercise by Lender of the rights provided for herein or the remedies in respect of the Collateral pursuant hereto.

                  (e) Execution. This Stock Pledge has been duly executed and delivered by Borrower and constitutes the legal, valid and binding agreement of Borrower enforceable against Borrower in accordance with its terms and conditions.

                  (f) Offices. The chief executive office of Borrower is, for now, located at 529 East South Temple, Salt Lake City, Utah 84012. Borrower has no other place of business. Borrower shall give Lender ten (10) days' prior written notice of any change of such office, or of the addition of any other office(s).

                                   Section 5.

                        Affirmative Covenants of Borrower
                        ---------------------------------

                  So long as any Obligation remains unpaid or unperformed, Borrower covenants and agrees to do all of the following:

                  (a) Preservation of Existence. Preserve and maintain its existence and good standing as a corporation in the state of Delaware, and qualify and remain qualified as a foreign corporation in California and each other jurisdiction in which the failure to qualify would have a material adverse effect on Borrower.

                  (b) Condition of and Title to Collateral. From time to time,
(1) promptly furnish Lender with any information or writings which Lender may reasonably request concerning the Collateral; (ii) permit Lender to inspect at reasonable hours all records of Borrower relating to the Collateral and to make and take away copies of such records; (iii) promptly notify Lender of any change in any fact or circumstances warranted or represented by Borrower in this Stock Pledge or in any other writing furnished by Borrower to Lender in connection with the Collateral or the Obligations; (iv) promptly notify Lender of any claim, action, or proceeding affecting the Collateral, or any part thereof, or any security interest therein, and, at the request of Lender, appear in and defend, at Borrower's expense, any such action or proceeding; (v) pay to Lender the amount of all court costs and attorneys' fees assessed by a court and incurred by Lender following any default hereunder by Borrower; and (vi) except to the extent prohibited by applicable law, pay any reasonable expenses incurred in the custody, preservation, use, or operation of the Collateral.

                  (c) Preservation of Stock Collateral. At no time, without the prior written consent of Lender: (i) sell, assign, transfer or exchange Borrower's rights in the Stock Collateral; or (ii) create any other security interest in or otherwise encumber the Stock Collateral, or any part thereof, or permit the same to be or become subject to any lien attachment, execution, sequestration, other legal or equitable process, or any encumbrance of any kind or character, except the security interest herein.

                  (d) Preservation, Use and Location of Non-Stock Collateral. Preserve, protect, and maintain all Non-Stock Collateral in good and salable condition, other than any particular item that is of no material value, and (i) use the Non-Stock Collateral lawfully, only in the ordinary business and activities of Borrower and as permitted by insurance policies, (ii) keep all Non-Stock Collateral at Borrower's chief executive office or at such other location or locations as Lender may approve in writing, except in the case of temporary removal for use in Borrower's business or for repairs, and keep all Non-Stock Collateral separate and identifiable to the fullest extent possible,
(iii) promptly notify Lender of any claim, action, or proceeding affecting any Non-Stock Collateral or the security interest therein and, unless Lender requests otherwise, appear in and defend any such action or proceeding at Borrower's expense, (iv) pay any reasonable expenses incurred by Borrower and, except to the extent prohibited by applicable law, by Lender in the custody, preservation, use or operation of the Non-Stock Collateral, and (v) pay and discharge promptly all taxes, assessments and governmental charges or levies imposed upon any Non-Stock Collateral.

                  (e) Maintenance of Insurance. Borrower will maintain, with financially sound and reputable companies acceptable to Lender, insurance policies (i) insuring its inventory and equipment against loss by fire, explosion, theft and such other casualties as are usually insured against by companies engaged in the same or similar businesses and (ii) insuring Borrower and Lender against liability for personal injury and property damage relating to such inventory and equipment, such policies to be in such amounts and against at least such risks as are usually insured against in the same general area by companies engaged in the same or similar businesses, naming Lender as an additional insured with a lender loss payable clause in favor of Lender. Borrower shall, if so requested by Lender, deliver to Lender as often as Lender may reasonably request, a report of a reputable insurance broker satisfactory to Lender with respect to the insurance on its inventory and equipment. All insurance with respect to the inventory and equipment shall (i) contain a clause which provides that Lender's interest under the policy will not be invalidated by any act or omission of, or any breach of warranty by, the insured, or by any change in the title, ownership or possession of the insured property, or by the use of the property for purposes more hazardous than is permitted in the policy, and (ii) provide that no cancellation, reduction in the amount or change in coverage thereof shall be effective until at least ten days after receipt by Lender of written notice thereof.

                  (f) Compliance with Warranties and Representations. Cause all warranties and representations made by Borrower in this Stock Pledge to remain true and promptly to notify Lender of any change in any fact or circumstances warranted or represented by Borrower in this Stock Pledge.

                  (g) Compliance with Laws, Etc. Borrower will comply, in all material respects, with all acts, rules, regulations, orders, decrees and directions of any governmental authority, applicable to the Collateral or any part thereof or to the operation of Borrower's business; provided, however, that Borrower may contest any act, regulation, order, decree or direction in any reasonable manner which shall not, in the sole opinion of Lender, adversely affect Lender's rights hereunder or adversely affect the priority of its lien on and security interest in the Collateral.

                  (h) Documentation. From time to time, if requested by Lender, execute and deliver to Lender, in form and substance acceptable to Lender, separate assignments, certificates, documents, financing statements, supplemental writings, and further instruments and take any and all further action as Lender may reasonably require in order to evidence, confirm, affirm, maintain, perfect or further assure the hypothecation to Lender of the Collateral or Lender's security interest therein, or to give any other person notice of Lender's interest in the Collateral; and Lender may deliver to or serve upon any other person or file in any appropriate public office any of the foregoing.

                                   Section 6.

                                Stock Collateral
                                ----------------

                  (a) Voting Rights. So long as no Default (defined below) occurs and remains continuing, and subject to the provisions of the Plan Documents and the security interest granted herein, Borrower shall be entitled to exercise any and all voting and other consensual rights pertaining to the Stock Collateral.

                  (b) Distributions. So long as no Default (defined below) occurs and remains continuing, and subject to the provisions of the Plan Documents and the security interest granted herein, Borrower shall be entitled to receive and to retain and use any and all dividends, distributions and other amounts paid in respect of the Stock Collateral; provided, however, that any and all such dividends, distributions and other amounts received in the form of stock, bonds, certificated securities, warrants, options or rights to acquire any of the foregoing, together with any certificates representing same, shall become Stock Collateral and forthwith shall be delivered to Lender, and shall further, if received by Borrower, be received in trust for the benefit of Lender, be segregated from the other property of Borrower and forthwith be delivered to Lender in the same form as received (with an assignment separate from certificate and any other necessary endorsements).

                  (c) Dealings in Stock Collateral. Lender shall have no responsibility for ascertaining any maturities, calls, conversions, exchanges, offers, tenders or similar matters relating to the Stock Collateral or for informing Borrower with respect to any of such matters (irrespective of whether Lender actually has, or may be deemed to have, knowledge thereof). Lender shall not be required to take any steps or actions with regard to the Stock Collateral as may be requested or authorized by Borrower unless (i) such steps are reasonable and will not adversely affect the value as collateral of the Stock Collateral, and (ii) such request or authorization by Borrower is made in writing and is actually received by Lender.

                  (d) Other Provisions. The terms of this Stock Pledge concerning affirmative covenants of Borrower, Default and related matters set forth additional provisions concerning the Stock Collateral.

                                   Section 7.

                     Default, Remedies, and Certain Waivers
                     --------------------------------------

                  (a) Default. For purposes of this Stock Pledge, the term "Default" means the existence or occurrence of any one or more of the events constituting an Event of Default under the Loan Agreement.

                  (b) Stock Collateral Voting Rights. With respect to any Stock Collateral, so long as a Default has occurred and is continuing:

                  (i) At the option of Lender, all rights of Borrower to exercise the voting and other consensual rights which Borrower would otherwise be entitled to exercise, and to receive the dividends and distributions which Borrower would otherwise be authorized to receive and retain, shall cease, and all such rights thereupon shall become vested in Lender which thereupon shall have the sole right to exercise such voting and other consensual rights and to receive and to hold as Collateral such dividends and distributions.

                  (ii) All dividends and other distributions which are received by Borrower contrary to the provisions of this Stock Pledge shall be received in trust for the benefit of Lender, shall be segregated from other funds of Borrower and forthwith shall be paid over to Lender as Collateral in the same form as so received (with an assignment separate from certificate and any other necessary endorsements).

                  (c) Remedies. Upon the occurrence of a Default, in addition to any and all other rights and remedies which it may then have hereunder, or at law or in equity, or under the Commercial Code, Lender at its option may: (i) declare the entire unpaid balance of principal of and all accrued interest on the Obligations immediately due and payable, without notice, demand, or presentment, which are hereby waived; (ii) reduce its claims to judgment, foreclose or otherwise enforce its security interest in all or any part of the Collateral by any available judicial procedure; (iii) after any notification required by this Stock Pledge, sell, or otherwise dispose of, at the office of Lender, or elsewhere as chosen by Lender, all or any part of the Collateral, and any such sale or other disposition may be as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale of all or any part of the Collateral shall not exhaust Lender's power of sale, but sales may be made from time to time until all of the Collateral has been sold or until the Obligations have been paid in full) and at any such sale it shall not be necessary to exhibit the Collateral; (iv) in its discretion, retain the Collateral in satisfaction of the Obligations whenever the circumstances are such that Lender is entitled to do so under the Commercial Code; (v) apply by appropriate judicial proceedings for appointment of a receiver for the Collateral, or any part thereof, and Borrower hereby consents to any such appointment; (vi) buy the Collateral at any public sale; and (vii) buy the Collateral at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations. Lender shall be entitled to apply the proceeds of any sale or other disposition of the Collateral in the following order: first, to the payment of all its reasonable costs incurred in storing, preparing for sale, or selling all or any part of the Collateral and to the payment of attorneys' fees as provided for herein or in the Loan Agreement; and next, toward repayment of the Loan as provided in the Loan Agreement and Note. Lender shall account to Borrower for any surplus. If the proceeds are not sufficient to pay the Obligations in full, Borrower shall remain liable for any deficiency.

                  (d) Notice. Reasonable notification of time and place of any public sale of the Collateral or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made shall be sent to Borrower and to any other person entitled under the Commercial Code to notice; provided, that if the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender may sell or otherwise dispose of such Collateral without notification, advertisement, or other notice of any kind. It is agreed that notice sent or given not less than five calendar days prior to the taking of the action to which the notice relates is reasonable notification and notice.

                  (e) Stock Collateral. By virtue of the Securities Act of 1933, as amended ("1933 Act"), or any other laws or regulations, legal restrictions or limitations peculiar to securities may apply and affect Lender in any attempts to dispose of all or any portion of the Stock Collateral in the enforcement of Lender's rights and remedies hereunder. For these reasons, Lender is hereby authorized by Borrower, but is not obligated, in the event of any Default giving rise to Lender's rights to sell or otherwise dispose of any Stock Collateral, to sell all or any part of the Stock Collateral at private sale, subject to investment letter restrictions or in any other manner which will not require the Stock Collateral, or any part thereof, to be registered in accordance with the 1933 Act, as amended, or the rules and regulations promulgated thereunder, or any other law or regulation ("Registration"), at the best price reasonably obtainable by Lender at any such private sale or other disposition in any manner mentioned above. Lender is hereby further authorized by Borrower, but is not obligated, in the event of any Default giving rise to Lender's rights to sell or otherwise dispose of Collateral, to sell all or any part of the Stock Collateral at a public sale at the best price obtainable by Lender at any such public sale. A commercially reasonable public sale of Stock Collateral shall be deemed to include, but not be limited to, the following: (1) Lender shall publish a notice of the sale in a newspaper of general circulation in the county of the office of Lender or the county of the place of sale chosen by Lender if not at its office, and elsewhere as chosen by Lender; (ii) the notice of sale shall state that Lender reserves the right to bid for and purchase the Stock Collateral; (iii) all Stock Collateral of the same issuer shall be sold only as a block and shall not be sold jointly or broken down; (iv) the purchaser of the Stock Collateral shall provide an investment letter; (v) the certificate(s) for the shares of the Stock Collateral sold shall bear a legend to the effect that the shares are restricted and may not be sold or transferred without registration under the 1933 Act and under applicable state securities laws or under a valid exemption from the 1933 Act and from applicable state securities laws; and (vi) any other procedures or restrictions necessary to sell or dispose of the Stock Collateral or any part thereof, without Registration of the Stock Collateral or to comply with any other express requirements of the Commercial Code. Lender is also hereby authorized by Borrower, but is not obligated, to take such actions, give such notices, obtain such consents, and do such other things as Lender may deem required or appropriate in the event of a sale or disposition of any of the Stock Collateral. Borrower understands that Lender may in its discretion approach a restricted number of potential purchasers for a private sale and that a sale under such circumstances may yield a lower price for the Stock Collateral, or any part or parts thereof, than would otherwise be obtainable if the same were subject to an effective Registration and sold in the open market. Borrower also understands that a public sale of the Stock Collateral in any manner that will not require Registration may yield a lower price for the Stock Collateral than would otherwise be obtainable if the same were subject to an effective Registration and sold in the open market. Borrower agrees (i) that in the event Lender shall upon any Default sell the Stock Collateral, or any portion thereof, at such private sale or sales or at such public sale, or in connection with any sale that is pursuant to effective Registration, Lender shall have the right to rely upon the advice and opinion of any member firm of a national securities exchange as to the best price reasonably obtainable upon such private sale or public sale thereof, and (ii) that such reliance shall be conclusive evidence that Lender handled such matter in a commercially reasonable manner under the Commercial Code.

                  (f) No Waivers by Lender. The acceptance by Lender at any time and from time to time of partial payment of the aggregate amount due under the Note upon conversion of all or any portion of the Principal into Common Stock pursuant to the terms of the Loan Agreement, shall not be deemed to be a waiver of any Default then existing. No waiver by Lender of any Default shall be deemed to be a waiver of any other subsequent Default, nor shall any such waiver by Lender be deemed to be a continuing waiver. No delay or omission by Lender in exercising any right or power hereunder, or under any other writings executed by Borrower as security for or in connection with the Obligations, shall impair any such right or power or be construed as a waiver thereof or an acquiescence therein, nor shall any single or particular exercise of any such right or power preclude other or further exercise thereof, or the exercise of any other right or power of Lender hereunder or under such other writings.

                  (g) Remedies Cumulative. All rights and remedies of Lender under this Stock Pledge are cumulative of each other and every other right or remedy which Lender may otherwise have at law or in equity or under any other writing for the enforcement of the security interest herein or the collection of the Obligations, and the exercise or failure to exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies. Should any person other than Borrower have heretofore executed or hereafter execute in favor of Lender any deed of trust, mortgage, or security agreement to secure the payment of the Obligations or any part thereof or should Borrower have heretofore executed or hereafter execute in favor of Lender any deed of trust, any mortgage or any other security agreement:
(i) the lien or security interest therein created and all rights, powers, privileges and remedies vested in Lender by the terms hereof shall exist concurrently with the security interest herein created and all rights, powers, privileges, and remedies vested in Lender by the terms hereof, and (ii) the exercise or failure to exercise by Lender of any right or power conferred upon it in any such instrument shall not prejudice or impair Lender's rights, titles, liens and powers existing hereunder.

                                   Section 8.

                             Other Rights of Lender
                             ----------------------

                  (a) Filings. Lender shall have the right at any time to execute and file the original or a copy of this Stock Pledge as a financing statement, but the failure of Lender to do so shall not impair the validity or enforceability of this Stock Pledge.

                  (b) Actions With Respect to Collateral. Concerning the indebtedness to Lender comprising the Obligations, Lender, in its sole discretion without in any manner impairing Lender's rights and powers hereunder, may, at any time and from time to time, without further consent of or notice to Borrower, and with or without valuable consideration, (i) make loans or advances to Borrower, or otherwise incur or acquire obligations of Borrower; (ii) renew or extend the maturity of or accept partial payments upon the Obligations or any part thereof; (iii) release any person primarily or secondarily liable in respect thereof; (iv) alter in any manner that Lender may elect the terms of any instrument evidencing the Obligations or any part thereof either as to the maturity thereof, rate of interest, method of payment, parties thereto or otherwise; (v) renew, extend, or accept partial payments upon, release or permit substitutions for or withdrawals of, any security at any time directly or indirectly, immediately or remotely, securing the payment of the Obligations or any part thereof; and (vi) release or pay to any person otherwise entitled thereto, any amount paid or payable in respect of any such other direct or indirect security for the Obligations, or any part thereof.

                  (c) Limits on Obligations of Lender. Lender shall never be liable for its failure to use due diligence in the satisfaction of the Obligations, or any part thereof, or for its failure to give notice to Borrower of a Default or of a default in the payment of or upon any Collateral, whether pledged hereunder or otherwise. Lender shall have no duty to fix or preserve rights against prior parties to the Collateral, and shall never be liable for its failure to use diligence to collect any amount payable in respect of the Collateral, but shall be liable only to account to Borrower for what it may actually collect or receive thereon. Without limiting the generality of the immediately preceding sentence, Lender shall not be, required to take any steps or actions with regard to Collateral as may be requested or authorized by Borrower unless (i) Lender shall determine, in its sole discretion, that such steps or actions will not adversely affect the value of the Collateral as collateral, and (ii) such request or authorization by Borrower is made in writing and is actually received by Lender.

                  (d) Assignment. The rights, powers, and interest held by Lender under this Stock Pledge and the Loan Agreement and Note, together with all interest in and to the Collateral, may be transferred and assigned by Lender, in whole or in part, at such time and upon such terms as it may deem advisable. Borrower shall not be permitted to transfer or assign its rights or obligations under this Stock Pledge, or the other Plan Documents.

                  (e) Limitation on Interest. No provision herein or in the Loan Agreement or Note, any of the other Plan Documents, or any other promissory note, agreement or document executed by Borrower evidencing the Obligations, shall require the payment or permit the collection of interest in excess of the maximum permitted by law. If any excess of interest in such respect is provided for herein or in the Note or the Loan Agreement, or in any of the Plan Documents or other promissory note, agreement or document, the provisions of this Paragraph shall govern, and Borrower shall not be obligated to pay the amount of such interest to the extent that it is in excess of the amount permitted by law. The intention of the parties being to conform strictly to the usury laws now in force, all of the Plan Documents and all promissory notes, agreements or documents executed by Borrower evidencing the Obligations shall be held subject to reduction to the amount allowed under said usury laws as now or hereafter construed by the courts having jurisdiction.

                                   Section 9.

                                  Miscellaneous
                                  -------------

                  (a) Binding Effect. This Stock Pledge shall be binding on Borrower and Borrower's legal representatives, successors and assigns, and shall inure to the benefit of Lender, its legal representatives, successors and assigns.

                  (b) Term. Until the Obligations shall have been paid and performed in full, all rights granted to Lender under this Stock Pledge shall continue to exist and may be exercised at any time irrespective of the fact that any of the Obligations or rights hereunder may have become barred by any statute of limitations, the benefits of which are hereby expressly waived by Borrower. Conversion of all or a portion of the Principal into Common Stock pursuant to the Loan Agreement shall not release Borrower from the terms of this Stock Pledge unless and until all Obligations are irrevocably satisfied in full.

                  (c) Governing Law. This Stock Pledge shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Utah, excluding conflict of law provisions.

                  (d) Counterparts. This Stock Pledge may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (e) Severability. If any provision of this Stock Pledge is found by any court or arbitral tribunal of competent jurisdiction to be invalid or unenforceable, the invalidity of such provision shall not affect the other provisions of this Stock Pledge and all provisions not affected by the invalidity shall remain in full force and effect.

                  (f) Number and Gender; Headings. Each number and gender shall be deemed to include each other number and gender, as the context may require. The headings and captions contained in this Stock Pledge shall not constitute a part thereof and shall not be used in its construction or interpretation.

                  (g) Submission to Jurisdiction; Service of Process. Borrower and Lender agree to the following: (i) Any legal action or proceeding with respect to this Stock Pledge or any document related thereto may be brought in the courts of the State of Utah or of the United States of America for the District of Utah, and, by execution and delivery of this Stock Pledge, Borrower hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Borrower hereby irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which Borrower may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions. (ii) Borrower irrevocably consents to the service of process of any of the aforesaid courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to Borrower at its address provided herein. (iii) Nothing contained in this Section shall affect the right of Lender to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against Borrower in any other jurisdiction.

                  (h) Amendment and Modification. This Stock Pledge may be amended or modified only by a writing executed by each party.

                  BORROWER ACKNOWLEDGES RECEIPT OF A COPY OF THIS SECURITY AGREEMENT AND STOCK PLEDGE EXECUTED BY BORROWER ON THE DATE FIRST ABOVE STATED.

                                                 BORROWER:

                                                 HOMEFED CORPORATION, a Delaware
                                                 corporation
                                                 529 East South Temple
                                                 Salt Lake City, Utah  84102


                                                 By: /s/ Patricia A. Wood
                                                     ---------------------------
                                                     Patricia A. Wood, President
                                                     ---------------------------
                                                     [Print Name and Title]


                                                 LENDER:

                                                 LEUCADIA FINANCIAL CORPORATION,
                                                 a Utah corporation
                                                 529 East South Temple
                                                 Salt Lake City, Utah  84102


                                                 By: /s/ Joseph A. Orlando
                                                     ---------------------------
                                                     Joseph A. Orlando, V.P.
                                                     ---------------------------
                                                     [Print Name and Title]

                                   EXHIBIT "A"

                              FINANCING STATEMENTS

                  The financing statements described in Section 8.4 of the Loan Agreement are incorporated herein by this reference.

                  All encumbrances of record listed on title insurance policies issued to Lender as of the date hereof covering real property that shall as of the date hereof be encumbered by the Deeds of Trust, are hereby incorporated herein by this reference.





















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